Janus Detroit Street Trust

Janus Henderson AA-A CLO ETF

Janus Henderson AAA CLO ETF

Janus Henderson B-BBB CLO ETF

Supplement dated July 31, 2026

to Currently Effective Prospectuses

and Statements of Additional Information

Effective July 31, 2026, all references to Jessica Shill serving in the role of Co-Portfolio Manager of Janus Henderson AA-A CLO ETF, Janus Henderson AAA CLO ETF, and Janus Henderson B-BBB CLO ETF (together, the “Funds”) are deleted from the Funds’ prospectuses and statements of additional information.

Nick Childs and John Kerschner will continue to serve as Co-Portfolio Managers of the Funds.

Please retain this Supplement with your records.